Exhibit 10.15

THIRD AMENDMENT AND AGREEMENT

TO

CONSIGNMENT AGREEMENT

This THIRD AMENDMENT AND AGREEMENT TO CONSIGNMENT AGREEMENT (this “Amendment”), dated as of February 24, 2021, is entered into by and among HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States with offices located at 452 Fifth Avenue, New York, New York 10018 (“HSBC”), QUALITY GOLD, INC., an Ohio corporation with a place of business at 500 Quality Boulevard, Fairfield, Ohio 45014 (“Quality Gold”), and MTM, INC., a Delaware corporation with a place of business at 115 West 30th Street, New York, New York 10001-4010 (“MTM” and, together with Quality Gold, collectively, the “Companies” and each, individually, a “Company”).

WHEREAS, the parties hereto entered into a Consignment Agreement, dated as of December 20, 2018, as amended by that certain First Amendment and Agreement to Consignment Agreement, dated as of September 13, 2019, and as amended by that certain Consent and Second Amendment and Agreement to Consignment Agreement, dated as of October 1, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Consignment Agreement”), pursuant to which HSBC extended a consignment facility and a forward contract facility to the Companies;

WHEREAS, the Companies have requested HSBC, and HSBC has agreed, subject to the terms and conditions set forth in this Amendment, to permit the Companies to obtain a new consignment facility from Bank of Montreal; and

WHEREAS, the parties hereto desire to amend the Consignment Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Defined Terms. All capitalized terms used herein without definition shall have the definitions assigned to them in the Consignment Agreement.

2.            Amendments to Consignment Agreement.

(a)           Effective as of the date hereof, the definition of “Eligible Inventory” set forth in Paragraph 1.14 of the Consignment Agreement is hereby amended by deleting subsection (c) therein in its entirety and replacing it with the following:

“(c)	the Inventory is owned by the Companies or is Consigned Precious Metal or BMO Consigned Precious Metal;”

(b)           Effective as of the date hereof, the definition of “Eligible Inventory” set forth in Paragraph 1.14 of the Consignment Agreement is hereby amended by deleting subsection (g) therein in its entirety and replacing it with the following:

“(g)	the Inventory is not on consignment from any Person other than HSBC or BMO;”

(c)          Effective as of the date hereof, the definition of “Gold Consignment Formula” set forth in Paragraph 1.28 of the Consignment Agreement is hereby amended in its entirety to read as follows:

“1.28.	“Gold Consignment Formula” means:

(a)	the sum of:

(i)	ninety-five percent (95%) of the Value of Gold contained in Eligible On-Premises Inventory; plus

(ii)	forty percent (40%) of the Value of Gold in Eligible Memo Inventory; minus

(b)	BMO Gold Consignment Facility Indebtedness.

The foregoing definition of “Gold Consignment Formula” shall remain in effect until amended by HSBC in its sole discretion based upon further examination of the Companies Inventory and financial condition.”

(d)           Effective as of the date hereof, the definition of “Intercreditor Agreement” set forth in Paragraph 1.36 of the Consignment Agreement is hereby amended in its entirety to read as follows:

“1.36.      “Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement entered into by and among HSBC, BMO and the Lender dated as of February 24, 2021, as amended from time to time.”

(e)           Effective as of the date hereof, the definition of “Palladium Consignment Formula” set forth in Paragraph 1.46 of the Consignment Agreement is hereby amended in its entirety to read as follows:

“1.46.	“Palladium Consignment Formula” means:

(a)	the sum of:

(i)	eighty-five percent (85%) of the Value of Palladium contained in Eligible On-Premises Inventory; plus

(ii)	forty percent (40%) of the Value of Palladium in Eligible Memo Inventory; minus

The foregoing definition of “Palladium Consignment Formula” shall remain in effect until amended by HSBC in its sole discretion based upon further examination of the Companies Inventory and financial condition.”

(f)            Effective as of the date hereof, the definition of “Permitted Lien” set forth in Paragraph 1.48 of the Consignment Agreement is hereby amended by adding a new subsection (g) after subsection (f) therein to read as follows:

“(g)         liens in favor of BMO.”

(g)          Effective as of the date hereof, the definition of “Platinum Consignment Formula” set forth in Paragraph 1.52 of the Consignment Agreement is hereby amended in its entirety to read as follows:

“1.52.	“Platinum Consignment Formula” means:

(a)	the sum of:

(i)	eighty-five percent (85%) of the Value of Platinum contained in Eligible On-Premises Inventory; plus

(ii)	forty percent (40%) of the Value of Platinum in Eligible Memo Inventory; minus

(b)	BMO Platinum Consignment Facility Indebtedness.

The foregoing definition of “Platinum Consignment Formula” shall remain in effect until amended by HSBC in its sole discretion based upon further examination of the Companies Inventory and financial condition.”

(h)          Effective as of the date hereof, the definition of “Silver Consignment Formula” set forth in Paragraph 1.63 of the Consignment Agreement is hereby amended in its entirety to read as follows:

“1.63.	“Silver Consignment Formula” means:

(a)	the sum of:

(i)	ninety-five percent (95%) of the Value of Silver contained in Eligible On-Premises Inventory; plus

(ii)	forty percent (40%) of the Value of Silver in Eligible Memo Inventory; minus

(b)	BMO Silver Consignment Facility Indebtedness.

The foregoing definition of “Silver Consignment Formula” shall remain in effect until amended by HSBC in its sole discretion based upon further examination of the Companies Inventory and financial condition.”

(i)            Effective as of the date hereof, Paragraph 1 of the Consignment Agreement, entitled “Definitions,” is hereby amended by adding the following new definitions to read in their entirety as follows:

“1.72.      “BMO” means Bank of Montreal, a Canadian chartered bank.

1.73.        “BMO Consignment Agreement” means that certain Master Bullion Consignment Agreement entered into by and among BMO and the Companies, dated as of February 24, 2021, as amended from time to time.

1.74.        “BMO Consigned Precious Metal” means Precious Metal which has been consigned to the Companies by BMO pursuant to the BMO Consignment Agreement.

1.75         “BMO Gold Consignment Facility Indebtedness” means the Value of all outstanding Gold consigned to the Companies under the BMO Consignment Agreement (it being understood that all Gold consigned to the Companies by BMO shall be deemed to be outstanding on consignment until paid for in full in accordance with the terms and conditions of the BMO Consignment Agreement).

1.76         “BMO Palladium Consignment Facility Indebtedness” means the Value of all outstanding Palladium consigned to the Companies under the BMO Consignment Agreement (it being understood that all Palladium consigned to the Companies by BMO shall be deemed to be outstanding on consignment until paid for in full in accordance with the terms and conditions of the BMO Consignment Agreement).

1.77         “BMO Platinum Consignment Facility Indebtedness” means the Value of all outstanding Platinum consigned to the Companies under the BMO Consignment Agreement (it being understood that all Platinum consigned to the Companies by HSBC shall be deemed to be outstanding on consignment until paid for in full in accordance herewith)

1.78         “BMO Silver Consignment Facility Indebtedness” means the Value of all outstanding Silver consigned to the Companies under the BMO Consignment Agreement (it being understood that all Silver consigned to the Companies by BMO shall be deemed to be outstanding on consignment until paid for in full in accordance with the terms and conditions of the BMO Consignment Agreement).

1.79         “Precious Metals Intercreditor Agreement” means that certain Intercreditor Agreement entered into by HSBC and BMO dated as of February 24, 2021, as amended from time to time.”

(j)            Effective as of the date hereof, Paragraph 2.4 of the Consignment Agreement, entitled “Termination; Return of Consigned Precious Metal,” is hereby amended by deleting subsection (c) therein and replacing as follows:

“(c)          In addition to the provisions of subparagraph (a) hereof, HSBC agrees that it will give the Companies at least sixty (60) prior days’ prior written notice if it is terminating the Consignment Facility because HSBC has elected to exit the business of extending precious metals consignments to the jewelry industry. In the absence of an Event of Default hereunder, ALL CONSIGNMENT FACILITY INDEBTEDNESS AND ALL SUMS OUTSTANDING UNDER THE CONSIGNMENT FACILITY SHALL BE DUE AND PAYABLE SIXTY (60) DAYS AFTER HSBC GIVES NOTICE TO THE COMPANIES THAT IT IS EXITING THE BUSINESS OF EXTENDING PRECIOUS METALS CONSIGNMENTS TO THE JEWELRY INDUSTRY AND, AS RESULT, TERMINATING THE CONSIGNMENT FACILITY.”

(k)           Effective as of the date hereof, Paragraph 3.7 of the Consignment Agreement, entitled “Termination of Forward Contract Facility,” is hereby amended by deleting subsection (b) therein and replacing as follows:

“(b)          In addition to the provisions of subparagraph (a) hereof, HSBC agrees that it will give the Companies at least sixty (60) prior days’ prior written notice if it is terminating the Forward Contract Facility because HSBC has elected to exit the business of extending precious metals consignments to the jewelry industry. In the absence of an Event of Default hereunder, ALL FORWARD CONTRACT FACILITY INDEBTEDNESS AND ALL SUMS OUTSTANDING UNDER THE FORWARD CONTRACT FACILITY SHALL BE DUE AND PAYABLE SIXTY (60) DAYS AFTER HSBC GIVES NOTICE TO THE COMPANIES THAT IT IS EXITING THE BUSINESS OF EXTENDING PRECIOUS METALS CONSIGNMENTS TO THE JEWELRY INDUSTRY AND, AS RESULT, TERMINATING THE FORWARD CONTRACT FACILITY.

(l)            Effective as of the date hereof, Paragraph 5.1 of the Consignment Agreement, entitled “Conditions to Consignments,” is hereby amended by adding a new subsection (i) after subsection (h) therein to read as follows:

“(i)           HSBSC and BMO shall have entered into the Precious Metals Intercreditor Agreement, which shall be satisfactory to HSBC in all respects.”

(m)          Effective as of the date hereof, Paragraph 7.11 of the Consignment Agreement, entitled “Financial Statements,” is hereby amended in its entirety to read as follows:

“7.11       Financial Statements. No financing statement or agreement is on file in any public office pertaining to or affecting the Consigned Precious Metal, the BMO Consigned Precious Metal or any Inventory of the Companies, now owned or hereafter acquired, except for financing statements in favor of HSBC, BMO and the Lender.”

(n)           Effective as of the date hereof, Paragraph 7.19 of the Consignment Agreement, entitled “Memo Inventory,” is hereby amended in its entirety to read as follows:

“7.19        Memo Inventory. The Companies have not permitted, or suffered, to exist the filing of UCC financing statements by any supplier or consignor of Precious Metal or Inventory on consignment or memo or supplied to the Companies in order to secure such consignment of, or to perfect a security interest in, such Inventory, except in favor of HSBC or BMO.”

(o)           Effective as of the date hereof, Paragraph 8.7 of the Consignment Agreement, entitled “Indebtedness,” is hereby amended by adding a new subsection (g) after subsection (f) therein to read as follows:

“(g)         Indebtedness to BMO under the BMO Consignment Agreement.”

(p)           Effective as of the date hereof, Paragraph 8.18 of the Consignment Agreement, entitled “Consignments,” is hereby amended in its entirety to read as follows:

“8.18       Consignments. Not obtain Precious Metal on consignment from any supplier, lender, consignor or financial institution on credit other than normal trade credit which results in a corresponding account payable on the books of the Companies pursuant to the usual business practices of the Companies other than Precious Metal on consignment from HSBC and BMO.”

(q)          Effective as of the date hereof, Paragraph 8.20 of the Consignment Agreement, entitled “Precious Metal,” is hereby amended in its entirety to read as follows:

“8.20.      Precious Metal. At all times:

(a)            maintain Precious Metal in its Inventory so that:

(i)	the Gold in its Inventory which is tracked by weight in the Companies’ records, including in the Companies’ perpetual inventory system is equal to or greater than the sum of Gold consigned to the Companies by HSBC and BMO plus customer toll-in Gold;

(ii)	the Silver in its Inventory which is tracked by weight in the Companies’ records, including in the Companies’ perpetual inventory system is equal to or greater than the sum of Silver consigned to the Companies by HSBC and BMO plus customer toll-in Silver;

(iii)	the Platinum in its Inventory which is tracked by weight in the Companies’ records, including in the Companies’ perpetual inventory system is equal to or greater than the sum of Platinum consigned to the Companies by HSBC and BMO plus customer toll-in Platinum;

(iv)	the Palladium in its Inventory which is tracked by weight in the Companies’ records, including in the Companies’ perpetual inventory system is equal to or greater than the sum of Palladium consigned to the Companies by HSBC and BMO plus customer toll-in Palladium;

(b)            defend the Consigned Precious Metal and BMO Consigned Precious Metal against any claims and demands of any persons (other than HSBC and BMO) at any time claiming the same or any interest therein; and

(c)            maintain at least ninety percent (90%) of all Consigned Precious Metal and all BMO Consigned Precious Metal at an Approved On-Premises Location.”

(r)            Effective as of the date hereof, the Consignment Agreement is hereby amended by adding a new Paragraph 8.33 to read in its entirety as follows:

“8.33       BMO Consignment Agreement. Observe, maintain and perform all of the covenants and agreements set forth in the BMO Consignment Agreement, all of which are fully incorporated herein, are hereby fully restated, shall be fulfilled by the Companies and shall remain in full force and effect; provide HSBC will all notices that the Companies are required to provide BMO under the BMO Consignment Agreement and immediately notify HSBC in the event of the occurrence of an event of default under the BMO Consignment Agreement.”

(s)           Effective as of the date hereof, Paragraph 9.1 of the Consignment Agreement is hereby amended by adding a new subsection (n) after subsection (m) therein to read as follows:

“(n)          default in the payment of, or performance of, or compliance with, any provision of the BMO Consignment Agreement (or any replacement for the BMO Consignment Agreement), regardless of whether such default is waived by BMO, and such default shall not have been remedied within any applicable grace period.”

(t)           All necessary conforming changes to the Consignment Agreement occasioned by reason of this Amendment are hereby deemed to be made.

(u)          All references to the “Consignment Agreement” in the Consignment Agreement shall from and after the effective date hereof refer to the Consignment Agreement, as amended hereby.

3.            Representations and Warranties. As a material inducement to HSBC to enter into this Amendment, the Companies hereby represent and warrant to HSBC (which representations and warranties, unless made expressly and solely as of the date hereof, shall survive the execution of this Amendment) that:

(a)           The Companies have the requisite corporate power and authority to execute, deliver and perform this Amendment.

(b)           The execution, delivery and performance by the Companies of the terms and provisions of this Amendment have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the articles of organization and by-laws of the Companies or any indenture, agreement or other instrument to which either of the Companies is a party, or by which either of the Companies is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or, except as may be provided by this Amendment, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Companies pursuant to, any such indenture, agreement or other instrument.

(c)           This Amendment and all other agreements executed by the Companies in connection herewith have been duly executed and delivered by the Companies and constitute legal, valid and binding obligations of the Companies, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights of creditors generally.

(d)           No Event of Default as defined in Paragraph 9.1 of the Consignment Agreement, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default, has occurred and is continuing.

(e)           The information included in any certification made by any Company regarding beneficial ownership required by the Beneficial Ownership Regulation (31 C.F.R. Sec. 1010.230), if applicable, is true and correct in all respects.

4.             Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (in each case, in form and substance reasonably acceptable to HSBC):

(a)           The representations and warranties set forth in Consignment Agreement shall be true and correct on and as of the date hereof

(b)           The Companies shall have delivered to HSBC, or caused to be delivered to HSBC, a copy of the Master Bullion Consignment Agreement by and between the Companies and Bank of Montreal.

(c)           The Companies shall have executed and delivered to HSBC, or caused to be executed and delivered to HSBC, upon the execution of this Amendment, all agreements required by HSBC for the purpose of securing payment and performance of the Companies’ obligations hereunder, together with any other documents required by the terms hereof or thereof, including, without limitation, intercreditor agreements with PNC Bank, National Association and Bank of Montreal, all of which shall at all times remain in full force and effect.

(d)           All legal matters incident to the transactions hereby contemplated shall be satisfactory to counsel for HSBC.

(e)           No Event of Default, nor any event which upon notice or lapse of time or both would constitute such an Event of Default, shall have occurred and be continuing.

5.             Reaffirmation. Except as amended hereby, the Consignment Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. The Companies and HSBC hereby acknowledge and agree that the Consignment Agreement, as amended hereby, is secured by the Security Documents, which are in all respects hereby ratified and affirmed.

6.             No Defenses. Each Company hereby represents and warrants to, and covenants with HSBC that, as of the date hereof, it has no defense, offset, counterclaim or right of recoupment of any kind of nature whatsoever against HSBC with respect to any of the Obligations or the Consignment Agreement, or any action previously taken or not taken by HSBC with respect thereto.

7.             Fees and Expenses. The Companies covenant and agree to pay all out-of-pocket expenses, costs and charges incurred by HSBC (including reasonable and documented fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment.

*The next page is a signature page*

IN WITNESS WHEREOF, the parties have executed this Waiver and Third Amendment and Agreement to Consignment Agreement as of the day and year first above written.

QUALITY GOLD, INC.

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	Chief Executive Officer

MTM, INC.

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ A. Marinaro
Name:	A. Marinaro
Title:	V.P.

[Signature Page to Third Amendment and Agreement to Consignment Agreement]

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Guarantors of the above-described Consignment Agreement pursuant to the Guaranty Agreement of the undersigned dated December 20, 2018 in favor of HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (“HSBC”), consents to the foregoing consent and amendment and reaffirms and ratifies the Guaranty Agreement and all agreements securing the Guaranty Agreement, all of which shall in all respects remain in full force and effect and each such Guarantor shall continue to guaranty any and all obligations, indebtedness and liabilities of QUALITY GOLD, INC., an Ohio corporation (“Quality Gold”), and MTM, INC., a Delaware corporation (“MTM”) (Quality Gold and MTM arc hereinafter collectively referred to as the “Companies”), to HSBC, including, without limitation, the indebtedness of the Companies to HSBC pursuant to the Consignment Agreement, as amended hereby.

GOLD LIMITED LIABILITY COMPANY

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	Chief Financial Officer

GOLD/GOLD/GOLD, INC.

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	Chief Financial Officer

LOGOART LLC

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	Manager

QGM, LLC

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	Manager

[Signature Page to Third Amendment and Agreement to Consignment Agreement]

QG REFINING, LLC

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	President/Treasurer

J & M GROUP HOLDINGS, INC.

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	President

J & M GROUP HOLDINGS ITALY, INC.

By:	/s/ Michael Langhammer
Name:	Michael Langhammer
Title:	President

[Signature Page to Third Amendment and Agreement to Consignment Agreement]